Exhibit 99(a)


                             JOINT FILING AGREEMENT


          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Kasper A.S.L., Ltd., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 2nd day of May, 2003.


Dated:  May 2, 2003                         TRIAGE Management LLC


                                            By: /s/ Leon Frenkel
                                                --------------------------------
                                                Name:   Leon Frenkel
                                                Title:  Managing Member


Dated:  May 2, 2003                         TRIAGE Capital Management, L.P.


                                            By: /s/ Leon Frenkel
                                                --------------------------------
                                                Name:   Leon Frenkel
                                                Title:  Senior Managing Member


Dated:  May 2, 2003                         TRIAGE Advisors, LLC


                                            By: /s/ Leon Frenkel
                                                --------------------------------
                                                Name:   Leon Frenkel
                                                Title:  Managing Member


Dated:  May 2, 2003                         TRIAGE Offshore Fund, Ltd.


                                            By: /s/ Leon Frenkel
                                                --------------------------------
                                                Name:   Leon Frenkel
                                                Title:  Senior Managing Director





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Dated:  May 2, 2003                         OTA LLC


                                            By: /s/ Richard Cayne
                                                --------------------------------
                                                Name:   Richard Cayne
                                                Title:  General Counsel











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